SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.        )

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COMARCO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COMARCO, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held

June 24, 2003

To the Shareholders of COMARCO, Inc.:

The Annual Meeting of the Shareholders of COMARCO, Inc., a California corporation (the “Company”) will be held at the Doubletree Hotel Irvine Spectrum, 90 Pacifica Avenue, Irvine, CA, (949) 471-8609, on June 24, 2003 at 10:00 A.M., local time, for the following purposes:

1. To elect five Directors;

2. To consider and approve a proposal to change the Company’s state of incorporation from California to Delaware;

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only holders of record of the Company’s Common Stock at the close of business on May 8, 2003 are entitled to notice of and to vote at the Annual Meeting.

The Board of Directors of the Company intends to present Don M. Bailey, Thomas A. Franza, Gerald D. Griffin, Jeffrey R. Hultman, and Erik van der Kaay as nominees for election as Directors at the Annual Meeting.

Each shareholder is cordially invited to be present and to vote in person at the meeting. TO ASSURE REPRESENTATION AT THE MEETING, HOWEVER, SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. Shareholders who attend the meeting may still vote in person, even if they have previously mailed a proxy, by notifying the Secretary of their intention to do so.

BY ORDER OF THE BOARD OF DIRECTORS

Peggy L. Vessell, Secretary

Irvine, California

May 28, 2003

COMARCO, INC.

2 Cromwell Drive

Irvine, CA 92618

PROXY STATEMENT

For Annual Meeting of Shareholders

To Be Held

June 24, 2003

GENERAL INFORMATION

The Board of Directors of COMARCO, Inc., a California corporation, (“COMARCO” or the “Company”), furnishes this Proxy Statement in connection with the solicitation of proxies. It will be used at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, June 24, 2003 at 10:00 A.M., local time, at the Doubletree Hotel Irvine Spectrum, 90 Pacifica Avenue, Irvine, CA, (949) 471-8609, or any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. This Proxy Statement and the accompanying form of proxy were first mailed to shareholders on or about May 28, 2003.

A shareholder giving a proxy has the power to revoke it at any time before it is exercised by (1) filing with the Secretary of the Company a notice of revocation; (2) filing with the Secretary of the Company a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and expressing his intention to vote the shares in person. In the absence of such revocation, all shares represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein.

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy and the cost of soliciting proxies will be borne by the Company. The Company may make arrangements with various brokerage houses or other nominees to send proxy materials to the beneficial owners of stock and may reimburse them for their reasonable expenses in connection therewith.

Our officers, employees and directors may supplement their original solicitation of proxies by telephone, facsimile, e-mail and personal contact. We will pay no additional compensation to such persons for any of these activities.

VOTING RIGHTS

The Company’s only class of voting securities is its Common Stock. Only shareholders of record at the close of business on May 8, 2003 will be entitled to vote at the Annual Meeting. As of May 8, 2003 there were outstanding 7,049,463 shares of Common Stock. The holders of record of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, present in person or by proxy, will constitute a quorum for the transaction of business. Each share is entitled to one vote except that each shareholder is entitled to cumulate his shares in the election of Directors, provided that at least one shareholder has given notice, prior to the voting, of his intention to do so. If cumulative voting is in effect, each shareholder may give one candidate a number of votes equal to the number of Directors to be elected multiplied by the number of shares held by him, or he may distribute his votes on the same principle among as many candidates as he thinks fit. With respect to shares of Common Stock held by brokers in street name for the beneficial owners thereof, the election of Directors is a “routine” matter upon which the brokers, as the holders of record, may vote these shares for which the beneficial owners have not provided them specific instructions.

With respect to the election of directors, the five nominees receiving the greatest number of votes at the Annual Meeting shall be elected a Director. If cumulative voting is in effect, shareholders may cumulate their votes for one or more candidates in the manner and upon satisfaction of the conditions described above. Votes against, votes withheld, and abstentions have no effect on voting for the election of Directors. With regard to the approval of the proposal to change the state of incorporation of the Company, the matter must be approved by a majority of the outstanding shares of Common Stock. If any other matters are presented at the Annual Meeting, a majority of the shares of Common Stock must vote upon the matter and the matter must be approved by a majority of the outstanding shares of Common Stock represented and voting at the meeting. Under

California law, while abstentions and broker non-votes are counted to determine the presence of a quorum at the Annual Meeting, they will have the same effect as votes against any such other matters.

Item 1 on Proxy Card

ELECTION OF DIRECTORS

Five Directors will be elected at the Annual Meeting. Each Director elected at the Annual Meeting will hold office until the next annual meeting of shareholders and until his successor is duly elected and qualified. It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, for the election of the five nominees named below. While the Company has no reason to believe that any of the nominees will be unable to serve as Director, it is intended that if such an event should occur, such shares will be voted for the remainder of the nominees and for such substitute nominee or nominees as may be selected by the Board of Directors, unless a shareholder withholds authority to vote his shares (i) for all of the nominees by so indicating on the enclosed proxy card or (ii) for any one or more of the nominees by checking their names in the space provided on such card, in which case his shares will not be voted for such nominee or nominees. If cumulative voting is in effect for the election of Directors, the proxy holders will have the discretion to cumulate votes as provided by California law (see “VOTING RIGHTS”) and to distribute such votes among all the nominees or, if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, in such manner as they deem appropriate.

All the nominees are currently serving as Directors of the Company. The term of office of each of the current Directors expires on the date of the Annual Meeting. All the nominees were elected at the last annual meeting. Gen. Wilbur L. Creech, formerly a director, has resigned for personal reasons. The Board of Directors has determined not to propose a nominee to replace General Creech at this time and instead has amended the Company’s By-laws to reduce the number of authorized directors to five.

The following table sets forth information concerning the nominees and is followed by a brief biography of each nominee.

Name	Age	Principal Occupation	Year First Elected Director	Other Directorships
Don M. Bailey	57	Chairman Of the Board	1991	None
Thomas A. Franza	60	President and Chief Executive Officer Of the Company	1998	None
Gerald D. Griffin (1)(2)	68	Executive Consultant	1986	None
Jeffrey R. Hultman (1)(2)	63	CEO EdgeFocus, Inc.	2000	None
Erik H. van der Kaay (1)(2)	63	Chairman of the Board Symmetricom, Inc.	2001	RF MicroDevices TranSwitch Corporation

(1) Member of Compensation Committee

(2) Member of Audit Committee

Mr. Bailey has been Chairman of the Board since 1998. He also served as President and Chief Executive Officer of the Company from June 1990 to April 2000. From November of 1988 until May 1990 he served as Senior Vice President of the

Company and, from January 1986 until October 1988 he served as Vice President, Corporate Development. He has been employed by COMARCO since May 1980.

Mr. Franza has been President and Chief Executive Officer of the Company since April 2000. He is also currently President of Comarco Wireless Technologies, Inc. and Comarco Wireless International, Inc. Mr. Franza served as Executive Vice President of the Company from 1995 to April 2000, as Senior Vice President of the Company from 1992 to 1995, and before then, as a Vice President from 1990 until 1992. He joined the Company in 1985.

Mr. Griffin was the non-executive Chairman of the Board of the Company from 1988 until July 1998. In addition, Mr. Griffin has been an executive consultant since 1992. Previously he was Managing Director of the Houston Office of Korn/Ferry International. From 1986 to 1988 he was President and Chief Executive Officer of the Houston Chamber of Commerce. Between 1982 and 1986 he was Director of NASA’s Johnson Space Center in Houston, Texas.

Mr. Hultman is currently the CEO of EdgeFocus, Inc. a high speed wireless internet company. From 1991 through 1997, he was CEO of Dial Page, Inc. (a provider of wireless telecommunications throughout the Southeastern United States) until its merger with Nextel Communications, Inc. From 1987 through 1991, he was CEO of PacTel Cellular, which became AirTouch Communications. Prior to that, Mr. Hultman was an executive with Pacific Bell.

Mr. van der Kaay is Chairman of the Board of Symmetricom, Inc. since November, 2002 (a leading supplier of synchronization and timing systems to the telecommunications and government markets). Previously he was President and Chief Executive Officer of Datum, Inc., and since January 2000, Chairman of the Board. Datum merged with Symmetricom in October of 2002. He has been a director of Datum since he joined the company in 1998. He is a Director of RF Micro Devices in Greensboro, North Carolina and a Director of TranSwitch Corporation in Shelton, Connecticut. From 1990 to 1998, he held various positions within Allen Telecom (leading supplier of wireless equipment to the global telecommunications infrastructure market), most recently as Executive Vice President.

No arrangement or understanding exists between any nominee and any other persons pursuant to which any nominee was or is to be selected as a director. No nominee has any family relationship with any other nominee or with any of our executive officers or directors.

BOARD ORGANIZATION AND COMMITTEE MEETINGS

During the fiscal year ended January 31, 2003, the Company’s Board of Directors met six times and the committees of the Board listed below met, in the aggregate, a total of nine times. Each of the Company’s Directors attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings of the committees on which he served during the Company’s last fiscal year.

Standing committees of the Board of Directors consist of the following:

Audit Committee. The Audit Committee’s primary purpose is to aid the Directors in undertaking and fulfilling their responsibilities for financial reporting to the shareholders. It also supports and encourages efforts to improve the financial controls exercised by management and to ensure their adequacy for purposes of public reporting; and to review the engagement of the Company’s independent auditors and review with such accountants the scope and results of their annual audit of the Company. The current members of the Audit Committee are Messrs. Griffin, Hultman and van der Kaay. The Audit Committee met five times during the last fiscal year.

Compensation Committee. The Compensation Committee reviews the compensation of officers and key employees, and makes awards under the Company’s 1982 and 1995 Employee Stock Option Plans and the Stock Option Plan for the Company’s subsidiary, Comarco Wireless Technologies, Inc. The current members of the Compensation Committee are Messrs. Griffin, Hultman and van der Kaay. The Compensation Committee met four times during the last fiscal year.

Nominating Committee. There is currently no Nominating Committee. The entire Board of Directors (i) identifies candidates for membership on the Board and submission to the shareholders for election, (ii) reviews the qualifications of candidates for Board membership and (iii) evaluates the appropriate composition of the Board of Directors. Shareholders may recommend persons to be nominated for election as directors. Such recommendations must be submitted in writing to the secretary of the Company and be received no later than 90 days before the date in a year that corresponds to the date on which the meeting was held during the preceding year. Nominees properly proposed by shareholders will be evaluated by the Board of Directors.

DIRECTORS COMPENSATION

Each director (other than Mr. Franza and Mr. Bailey) of the Company receives compensation of $2000 per month, $2000 per attended Board Meeting and $1000 per telephonic Board meeting. In addition, members of the committees receive $1250 per Committee meeting, and the Committee Chairman receives an additional $750 per meeting. Mr. Franza and Mr. Bailey receive no compensation other than that received as officers of the Company.

The Company’s shareholders have approved a Director’s Stock Option Plan, under which non-qualified stock options may be granted to non-employee directors. The maximum number of authorized shares is 637,500. The Board of Directors administers the Plan. The Board determines the number of shares with respect to which options will be granted, the date on which the options will be exercisable, and the installment provisions and other terms of the options. The option price per share is the fair market value based on the closing price of such shares on the date of the grant. Options vest in equal annual increments of 25% over the four-year period following their grant date. On and after the second anniversary of a Director’s election to the Board, the vesting schedule will be accelerated so that all options previously granted and granted thereafter become exercisable six months following the date of grant.

Item 2 on Proxy Card

REINCORPORATION IN DELAWARE

General

The Board of Directors has approved and, for the reasons described below, recommends that the Company’s shareholders approve a reorganization in which the Company’s state of incorporation would be changed from California to Delaware (the “Proposed Reincorporation”). The Proposed Reincorporation would be accomplished by merging the Company (“Comarco-California”) into a wholly-owned Delaware subsidiary called Comarco Merger Sub (“Comarco-Delaware”), newly formed for this purpose, with each outstanding share of Comarco-California’s common stock being exchanged for one corresponding share of capital stock of Comarco-Delaware. The authorized capital stock of Comarco-Delaware will be the same as the currently authorized capital stock of Comarco-California and the number of outstanding shares immediately following the merger will also remain the same. The Proposed Reincorporation will be accomplished pursuant to the terms of an Agreement and Plan of Merger between Comarco-California and Comarco-Delaware, a copy of which is attached hereto as Appendix A. Because Comarco-Delaware will be governed by Delaware law, the Proposed Reincorporation will result in certain changes in the rights of shareholders. These differences are summarized in the Sections below entitled “Changes in the Company’s Charter to be Effected by Reincorporation” and “Certain Differences in State Corporation Laws.” It is intended that the shares represented by the enclosed proxy will be voted, unless otherwise instructed, in favor of the Proposed Reincorporation.

THE PROPOSED REINCORPORATION, IF APPROVED AND COMPLETED, WILL EFFECT A CHANGE IN THE LEGAL DOMICILE OF THE COMPANY, AND OTHER CHANGES OF A LEGAL NATURE, THE MATERIAL ASPECTS OF WHICH ARE DESCRIBED IN THIS PROXY STATEMENT. THE PROPOSED REINCORPORATION WILL NOT RESULT IN ANY SIGNIFICANT CHANGE IN THE COMPANY’S BUSINESS, MANAGEMENT, ASSETS, LIABILITIES, FISCAL YEAR, LOCATION OF PRINCIPAL EXECUTIVE OFFICES OR NET WORTH.

At and after the effective date of the Proposed Reincorporation, each certificate that previously represented shares of Common Stock of Comarco-California will be deemed to represent the same number of shares of Common Stock of Comarco-Delaware into which such shares of Comarco-California will be converted pursuant to the Agreement and Plan of Merger. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF COMARCO-CALIFORNIA TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF COMARCO-DELAWARE.

If the Proposed Reincorporation is approved, upon filing of the Agreement and Plan of Merger in California and Delaware, Comarco-Delaware will, by operation of law, succeed to all of the assets, properties, businesses and rights of Comarco-California and will assume all of the liabilities, obligations, debts and commitments of Comarco-California.

Comarco-Delaware will succeed to and assume all employee benefit and incentive programs of Comarco-California, stock option and stock purchase plans and programs (including the establishment of the same reserves for shares issuable under such plans and programs as existed prior to the Proposed Reincorporation), credit facilities and debt obligations, and all other existing contractual obligations and commitments. Comarco-Delaware will also succeed to the rights and responsibilities under the Rights Agreement between Comarco-California and U.S. Stock Transfer Corporation, acting as the agent on behalf of the Company’s shareholders. The Rights Agreement provides certain protections for the Company and its shareholders from certain change of control transactions of the Company not approved by the Company’s Board of Directors. Upon completion of the Proposed Reincorporation, each share of Common Stock of Comarco-Delaware will have associated with it one “Right”, as provided in such Rights Agreement, with the same provisions and conditions (other than technical changes required because of differences between California and Delaware law) as existed with respect to each “Right” previously associated with a share of Common Stock of Comarco-California. The terms of the Rights Agreement are summarized below in the Section entitled “Shareholder Rights Plan.”

It is anticipated that the Proposed Reincorporation will be consummated promptly following receipt of the required shareholder approval. HOWEVER, THE PROPOSED REINCORPORATION MAY BE ABANDONED, EITHER BEFORE OR AFTER SHAREHOLDER APPROVAL, IF CIRCUMSTANCES ARISE WHICH, IN THE OPINION OF THE BOARD OF DIRECTORS, MAKE IT INADVISABLE TO PROCEED.

Dissenters’ Rights of Appraisal

Although under California law shareholders have the right, in some circumstances, to dissent from certain corporate reorganizations and receive cash for their shares, California law does not permit dissenters’ rights in connection with the type of reorganization presently proposed and described herein.

Principal Reasons for Reincorporation

For many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. Delaware’s prominence as a state of incorporation for many major corporations has provided the legislature and courts in Delaware with the opportunity to meet changing business needs. This has largely been accomplished through the development of a substantial body of case law interpreting Delaware law and establishing public policies with respect to corporate legal and governance matters.

The Board of Directors has recommended the Proposed Reincorporation of the Company under Delaware law primarily because it will provide the Company with greater flexibility and predictability when applying Delaware corporate law and it will provide the Company with a substantial body of case law from which to draw.

The Proposed Reincorporation will result in some changes to the Company’s charter documents. These differences are summarized in the Section entitled “Changes in the Company’s Charter to be Effected by Reincorporation.” There will also be some differences due to changes in shareholder rights reflecting differences in the corporations code in Delaware as compared to California. These differences are summarized in the Section below entitled “Certain Differences in State Corporation Laws.”

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the Proposed Reincorporation is based on the Internal Revenue Code of 1986, as amended (the “Code”), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. The Company has not requested or received any formal legal opinions, nor has it requested or received any advance rulings from the Internal Revenue Service with respect to the tax considerations discussed below. This discussion is for general information only. Not all of the tax consequences that may be relevant to a particular shareholder (such as non-resident aliens, foreign corporations or broker/dealers) are discussed. Furthermore, the discussion which follows does not consider the possible impact or consequences of any events other than those specifically described herein. Finally, no foreign, state or local tax consequences are discussed. Accordingly, shareholders are urged to consult their own tax advisors and must rely on their own tax advisors as to the specific federal, state, local or foreign tax consequences to them of the Proposed Reincorporation.

The Proposed Reincorporation is intended to qualify as a reorganization under Section 368 of the Internal Revenue Code. Accordingly, the Company expects that no gain or loss will be recognized by the shareholders of Comarco-California, or by either Comarco-California or Comarco-Delaware.

Each former holder of Comarco-California Common Stock will have the same basis in the Comarco-Delaware Common Stock received by such person pursuant to the Proposed Reincorporation as such person had in the Comarco-California Common Stock held immediately prior to the consummation of the Proposed Reincorporation. Each Comarco-California shareholder will have a holding period with respect to the Comarco-Delaware Common Stock received in the Proposed Reincorporation which will include the period during which such person held the corresponding Comarco-California Stock provided that such Comarco-California Stock was held as a capital asset at the effective time of the Proposed Reincorporation.

Changes in the Company’s Charter to be Effected by Reincorporation

The following discussion summarizes the material differences between the Articles of Incorporation, as amended through the date hereof (the “California Articles”) and Bylaws (the “California Bylaws”) of Comarco-California and the Certificate of Incorporation (the “Delaware Certificate”) and Bylaws of Comarco-Delaware (the “Delaware Bylaws”). A copy of the Delaware Certificate is attached hereto as Exhibit 1 to Appendix A and a copy of the Delaware Bylaws is attached hereto as Exhibit 2 to Appendix A, and all statements herein concerning such documents are qualified by reference to the exact provisions thereof. Approval of the Proposed Reincorporation by the shareholders will automatically result in the adoption of all the provisions set forth in the Delaware Articles and Delaware Bylaws.

Cumulative Voting. Cumulative voting entitles a shareholder to cast as many votes as there are directors to be elected multiplied by the number of shares registered in such shareholder’s name. The shareholder may cast all of such votes for a single nominee or may distribute them among any two or more nominees. Under California law, shareholders of a corporation have the right to cumulative voting unless a corporation has outstanding shares listed on the New York Stock Exchange or the American Stock Exchange or has outstanding securities qualified for trading on the Nasdaq National Market. The Company has not chosen to eliminate the right to cumulative voting despite its status as a listed corporation. Therefore, the shareholders of Comarco-California currently have the right to cumulative voting.

Under Delaware law, cumulative voting in the election of directors is not permitted unless specifically provided for in a company’s charter or bylaws. As permitted by Delaware law, the Delaware Articles and the Delaware Bylaws will not provide for cumulative voting.

Special Shareholder Meetings. California law provides that a special meeting of shareholders may be called by the board of directors, the chairman of the board, the president, the holders of shares entitled to cast not less than 10% of the votes at such meeting and such additional persons as are authorized by the articles of incorporation or the bylaws. The California Bylaws authorize a majority of the Board of Directors, the Chairman of the Board, the President and the holders of shares owning not less than 10% of the votes at such meeting to call a special meeting of shareholders of Comarco-California. Under Delaware law, a special meeting of shareholders may be called by the board of directors or by any other person authorized to do so in the certificate of incorporation or the bylaws. The Delaware Certificate provides that a majority of the Board, the Chairman of the Board or the President are authorized to call a special meeting of the shareholders. Thus, the shareholders of Comarco-Delaware will not be entitled to call a special meeting of shareholders.

Action by Written Consent. Under California law, shareholders are permitted to act by written consent of the holders of a minimum number of shares required to approve such action unless otherwise provided in the articles of incorporation. Consistent with California law, the California Articles do not permit shareholders to take action by written consent. As permitted by Delaware law, the shareholders will not have the right to act by written consent, in lieu of a meeting, under the Delaware Certificate.

Bylaw Amendments. Under California law, the bylaws may be amended by a vote of a majority of the outstanding shares or by the board of directors, subject to limitations on the board’s ability to change the range for the number of directors provided in the articles. A California corporation may provide for a supermajority vote of the shareholders of the corporation to amend any provision that could otherwise be amended by a vote of a majority of shareholders. The California Articles provide that the California Bylaws may be amended by a majority of the shareholders, except that a 66 2/3% vote of the shareholders is required to amend provisions in the bylaws concerning action by written consent of the shareholders, notice of shareholder business and nominations of directors.

In accordance with Delaware Law, the Delaware Certificate will also allow for the amendment of the Delaware Bylaws by a majority of the shareholders, except that a 66 2/3% vote will be required to amend similar provisions in the Delaware Bylaws.

Limited Liability of Directors. The California Articles contain a provision limiting director liability for monetary damages to the fullest extent permissible under California law. A director would still be liable in such cases for the following: (i) breach of the director’s duty of loyalty to Comarco-California or its shareholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violation of the law; (iii) willful or negligent conduct in paying dividends or repurchasing stock out of other than lawfully available funds; (iv) any transaction from which the director derives an improper personal benefit; (v) reckless disregard for a director’s duty to the corporation or its shareholders; and (vi) an unexcused pattern of inattention amounting to an abdication of the director’s duty. These provisions do not reduce the exposure of directors to liability under federal or state securities laws. The provisions also do not affect the availability to the Company’s shareholders of injunctions and other equitable remedies for any violation of a director’s fiduciary duty to the Company or its shareholders.

The Delaware Certificate will also eliminate the liability of directors to the fullest extent permissible under Delaware law; as such law exists currently or as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for (a) breaches of the director’s duty of loyalty to the corporation or its shareholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such provision also may not limit a director’s liability for violation of, or otherwise relieve Comarco-Delaware or its directors from the necessity of complying with, federal or state securities laws or affect the availability of non-monetary remedies such as injunctive relief or rescission.

The Board has concluded that the Company should, in connection with the Proposed Reincorporation and in similar fashion to the existing provisions of the California Articles, adopt a liability limitation provision in the Delaware Certificate in order to be able to continue to retain and attract capable and responsible individuals to serve as directors even though the provision will curtail to some extent the right of shareholders to pursue monetary claims against directors on behalf of such shareholders or the Company.

Indemnification of Officers and Directors. The California and Delaware corporation laws have similar provisions and limitations regarding indemnification by a corporation of its officers, directors and employees. In general, under both California and Delaware law, the indemnification provided for therein is not deemed to be exclusive of any non-statutory indemnification rights provided to officers, directors and employees under any bylaw, agreement, or vote of shareholders or disinterested directors.

California law and Delaware law both permit corporations to indemnify officers, directors and employees for expenses incurred in connection with pending or threatened derivative actions, except that California law requires court approval for expenses incurred in defending a pending derivative action. California law permits indemnification for amounts paid in settlement or disposal of a derivative action if subsequently approved by the court. Delaware law does not permit indemnification for judgments or amounts paid in settlement in derivative suits. In the event that an officer, director or employee is found liable in a derivative action, California law and Delaware law provide that such indemnified party may be entitled to reimbursement of expenses if approved by the court in which the proceeding was heard.

The Delaware Certificate and the Delaware Bylaws provide for indemnification of directors and officers to the fullest extent permitted under Delaware law. The Delaware Bylaws mandate that Comarco-Delaware shall indemnify its officers and directors to the fullest extent permitted or authorized under Delaware law as a result of any officer’s or director’s status as such and that the Board of Directors shall have the power to indemnify any other employee or agent of Comarco-Delaware for such expenses incurred as a result of such person’s status as an employee or agent of the Company. Under the Delaware Bylaws, indemnification will extend to persons who have ceased to act as officers or directors for actions which arose in connection with their services to Comarco-Delaware. The California Bylaws currently provide for similar indemnification for those persons who have ceased to act as officers or directors of Comarco-California.

Certain Differences in State Corporation Laws

In addition to the matters discussed above, Delaware law differs in many respects from California law. Certain differences that could materially affect the rights of shareholders of Comarco-California are discussed below.

Size of the Board of Directors. Under California law, the number of directors of a corporation may be fixed in the articles of incorporation or bylaws of a corporation, or a range may be established for the number of directors, with the board of directors given authority to fix the exact number of directors within such range. The California Bylaws establish a range of five to nine for the number of directors and authorize the Board of Directors to change the fixed number within the range. Changes in the size of the Board outside of these limits can only be adopted with the approval of the shareholders. The number of directors is currently set at five. Under California law, no subsequent amendment seeking to reduce the authorized number of directors below five can be implemented if a number of shares equal to or greater than 16 2/3% of the total outstanding shares are voted in opposition to the amendment.

Under Delaware law, the number of directors of a corporation, or the range of authorized directors, may be fixed or changed by the board of directors acting alone by amendment to the corporation’s bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation, in which case shareholder approval is required. The Delaware Bylaws establish that the number of directors shall be fixed from time to time by resolution of the Board of Directors but shall not be less than three, and the Delaware Certificate authorizes the Board of Directors to make, alter, amend or repeal the Delaware Bylaws (subject to the limitations discussed above). Accordingly, a majority of the Company’s Board of Directors will have the power to change the authorized number of directors without stockholder approval.

Classified Board of Directors. A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year. This method of electing directors makes a change in the composition of the board of directors, and a potential change in control of a corporation, a lengthier and more difficult process. Under California law, directors generally are elected annually; however, corporations that are public companies may designate a classified board of directors by adopting amendments to their articles and bylaws that must be approved by shareholders. California law permits a board to be classified into classes of at least 3 directors each. The Company currently does not have a classified board.

Delaware law permits, but does not require, a classified board of directors, with staggered terms under which one-half or one-third of the directors are elected for terms of two or three years, respectively. The California Articles and the California Bylaws do not provide for a classified board of directors. The Delaware Certificate and Delaware Bylaws also will not provide for a classified board of directors. In the event that Comarco-Delaware were to wish to implement a classified board of directors in the future, Comarco-Delaware would have to solicit and receive shareholder approval of such classification through amendments to its Certificate of Incorporation or Bylaws.

Removal of Directors. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, unless the entire board is removed, no individual director may be removed if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting. The term “cause” with respect to the removal of directors is defined under California law to mean a director who has been declared of unsound mind by an order of court or convicted of a felony. In addition, holders of at least 10% of shares of any class may bring suit to remove a director in case of fraudulent or dishonest acts or gross abuse of authority or discretion with reference to the corporation. The California Bylaws provide for the removal of any director or the entire board as provided by California law.

Under Delaware law, a director of a corporation that does not have a classified board of directors or cumulative voting may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause unless the number of shares voted against such removal would not be sufficient to elect the director under cumulative voting. A director of a corporation with a classified board of directors may be removed only for cause, unless the certificate of incorporation otherwise provides. The Delaware Certificate does not provide for a classified board of directors and does not provide for cumulative voting. The Delaware Bylaws will allow directors to be removed under the circumstances provided under Delaware law.

Loans to Officers and Directors. Under California law, the approval of a majority of the shareholders is required for a corporation to loan money or property (or guarantee third-party loans) to any officer or director of a corporation. Delaware law does not have similar limitations on loans by a corporation to officers and directors. Notwithstanding the foregoing, the Sarbanes-Oxley Act of 2002 currently prohibits personal loans to any executive officer or director of a corporation.

Business Combinations

Shareholder Approval of Mergers and Sale of Assets. Both Delaware and California law generally require that a majority of the shareholders of both acquiring and target corporations approve statutory mergers. Delaware law does not require a shareholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger and (c) the number of shares to be issued by the surviving corporation in the merger does not exceed 20% of the shares outstanding immediately prior to the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than five-sixths of the voting power of the surviving or acquiring corporation or its entity.

Both California and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by a majority of the voting shares of the corporation transferring such assets.

Subject to certain exceptions, California law requires that mergers, reorganizations, certain sales of assets and similar transactions be approved by a majority vote of each class of shares outstanding. Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a specific class of shares.

California law also requires that holders of non-redeemable common stock receive non-redeemable common stock in a merger of the corporation with the holder of more than 50% but less than 90% of such common stock or its affiliate unless all of the holders of such common stock consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 of the Delaware General Corporation Law does provide similar protection against coercive two-tiered bids for a corporation in which the shareholders are not treated equally. See “Delaware Statute” below.

California law also provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party’s proposal and a later proposal is made by another party at least 10 days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

Dissenters’ Rights. Both California and Delaware provide dissenters’ rights to shareholders. Dissenters’ rights allow shareholders to receive the fair market value in cash for their shares following certain types of merger or exchange reorganizations if such shares are voted against the proposed transaction. Subject to certain exceptions described below, California law does not provide for dissenters’ rights in merger or exchange reorganizations for any class of securities listed on a national securities exchange certified by the California Commissioner of Corporations (currently the New York and American Stock Exchanges) or listed on the Nasdaq National Market unless (i) more than five percent of the class dissents; or (ii) the shares are subject to a restriction on transfer. California law does afford dissenters’ rights in sale of asset reorganizations.

Delaware law does not provide dissenters’ rights to shareholders with respect to (i) a sale of assets in a reorganization; (ii) a merger by a corporation, the shares of which are either listed on a national securities exchange or on the Nasdaq National Market or widely held (by more than 2,000 shareholders) if such shareholders receive common stock of the surviving corporation or of a listed or widely held corporation; or (iii) shareholders of a corporation surviving a merger if no vote of such shareholders is required to approve the merger. Under Delaware law, no vote of the shareholders of a corporation surviving a merger is required if the number of shares to be issued in the merger does not exceed 20% of the shares of the surviving corporation outstanding immediately prior to such issuance and if certain other conditions are met.

“Anti-Takeover” Provisions. The California Articles contain provisions designed to make certain types of “unfriendly” corporate takeovers, or other transactions involving a corporation and one or more of its significant shareholders, more difficult. The California Articles contain a “fair price” provision pursuant to which, any “business combination” involving an “interested stockholder” must be approved by 66 2/3% of the voting power of all classes of voting shares, voting as a single class, in addition to any other required approvals.

The California Articles generally define an “interested stockholder” as a person or group that is the beneficial owner of 10% or more of the voting power of the Company or any subsidiary or an assignee or successor of any share of voting stock which was beneficially owned by an interested stockholder within a two year period prior to such assignment or succession. The California Articles generally define a “business combination” as (a) a merger or consolidation of the Company or any subsidiary with or into an interested stockholder or an associate or affiliate of an interested stockholder; (b) a sale, lease, exchange or other disposition of assets of the Company or any subsidiary valued at $5,000,000 or more to or with any interested stockholder or any associate or affiliate thereof; (c) the issuance or transfer by the Company or any subsidiary of equity securities of the Company or any subsidiary valued at $2,000,000 or more to an interested stockholder or any associate or affiliate thereof; (iv) any reclassification, recapitalization, merger or consolidation, or similar transaction which has the effect of increasing the percentage of outstanding shares of any class of equity or convertible securities of the Company or any subsidiary owned by an interested stockholder or any associate or affiliate thereof or (v) any agreement or contract providing for the above.

A business combination may be approved by a simple majority vote of the shareholders, rather than a 66 2/3% supermajority vote, if the business combination has been approved by a majority of directors unaffiliated with the interested stockholders who were members of the board before the interested stockholder became an interested stockholder, or validly approved successors thereof. Alternatively, a business combination may be approved if (i) the business combination is approved by a majority of voting power of all outstanding shares voting as a single class; (ii) the consideration to be received in the business combination by a class of stock is the higher of (x) the per share price paid by the interested stockholder, or any associate or affiliate thereof, for the applicable class of stock, within two years prior to the public announcement of the business combination or in the transaction where the interested stockholder became an interested stockholder or (y) the fair market value per share of the applicable class of stock, on the announcement date or the date on which the interested stockholder became an interested stockholder, or in the event that a class other than Common Stock will receive consideration in the business combination, the highest preferential amount per share such class is entitled to upon voluntary or involuntary dissolution or winding up of the Company; (iii) the consideration paid to any class of voting securities is in cash or in the same form that the interested stockholder paid for such shares; (iv) neither the interested stockholder nor any associate or affiliate thereof acquired additional shares of the Company outside of the original transaction, before the business combination and after becoming an interested stockholder; (v) neither the interested stockholder nor any associate or affiliate thereof received any financial assistance from the Company after becoming an interested stockholder; and (vi) a proxy statement is delivered to the stockholders of the Company.

In addition, the California Articles also contain an “anti-greenmail” provision whereby approval of 66 2/3% of the voting power of all classes of voting shares, voting as a single class, is required before the Company or any subsidiary can purchase any shares of stock (including rights to acquire stock) beneficially owned by a “prohibited stockholder” who has owned the same for less than two years prior to the date of the proposed purchase, unless such purchase by the Company is at or below fair market value, is made as part of a tender offer with the same terms as for all other stockholders, or in a public offering or through open market purchases. A “prohibited stockholder” is any person who is the beneficial owner of 5% or more of the voting stock of the Company or any subsidiary, or who was such a beneficial owner within the two year period prior to such proposed purchase or the assignee or successor thereof.

Delaware Statute. Delaware, like a number of other states, not including California, has adopted special laws designed to make similar types of corporate takeovers involving significant stockholders, more difficult. Under Section 203 of the Delaware General Corporation Law certain “business combinations” with “interested stockholders” of Delaware corporations are subject to a three-year moratorium unless specified conditions are met. With certain exceptions, an interested stockholder is a person or group who or which owns 15% or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only), or is an affiliate or associate of the corporation and was the owner of 15% or more of such voting stock at any time within the previous three years.

For purposes of Section 203, the term “business combination” is defined broadly to include mergers with or caused by the interested stockholder; sales or other dispositions to the interested stockholder (except proportionately with the corporation’s other stockholders) of assets of the corporation or a subsidiary equal to 10% or more of the aggregate market value of the corporation’s consolidated assets or its outstanding stock; the issuance or transfer by the corporation or a subsidiary of stock of the corporation or such subsidiary to the interested stockholder (except for transfers in a conversion or exchange or a pro rata distribution or certain other transactions, none of which increase the interested stockholder’s proportionate ownership of any class or series of the corporation’s or such subsidiary’s stock); or receipt by the interested stockholder (except proportionately as a stockholder), directly or indirectly, of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or a subsidiary.

The three-year moratorium imposed on business combinations by Section 203 does not apply if: (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) the interested stockholders owns 85% of the corporation’s voting stock upon consummation of the transaction that made him or her an interested stockholder (excluding from the 85% calculation shares owned by directors who are also officers of the target corporation and shares held by employee stock plans that do not permit employees to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholder meeting by 66 2/3% of the voting stock not owned by the interested stockholder.

The Delaware Certificate will not contain the “fair price” and “anti-greenmail” provisions set forth in the California Articles.

Inspection of Shareholders’ List. Both California law and Delaware law allow any shareholder to inspect the shareholders’ list for a purpose reasonably related to such person’s interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy a corporation’s shareholders’ list by persons holding 5% or more of the corporation’s voting shares, or any shareholders holding 1% or more of the corporation’s voting shares who have filed a Schedule 14A with the SEC relating to the election of directors. Delaware law does not provide for any such absolute right of inspection.

Dividends and Repurchase of Shares. Under California law, any distributions to shareholders (including dividends and repurchases of shares) are limited either to retained earnings or to an amount that would leave the corporation with assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) in an amount equal to at least 125% of its liabilities (exclusive of deferred taxes, deferred income and other deferred credits) and with current assets in an amount at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest earnings for the preceding two fiscal years were less than the average interest expenses for such years). Such limitations are applied to California corporations on a consolidated basis, including their subsidiaries that would be consolidated under generally accepted accounting principles. Under California law, there are certain exceptions to the foregoing limitations for repurchases of shares in connection with certain rescission actions or pursuant to certain employee stock plans.

Delaware law permits a corporation, unless otherwise restricted by its certificate of incorporation, to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, as long as the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares provided such redemption or repurchase would not impair the capital of the corporation. The ability of a Delaware corporation to pay dividends on, or to make repurchases or redemptions of, its shares is dependent on the financial status of the corporation standing alone, not consolidated with its subsidiaries. In determining the amount of surplus of a Delaware corporation, the assets of the corporation, including stock of subsidiaries owned by the corporation, must be valued at their fair market value as determined by the board of directors, regardless of their historical book value.

Shareholder Rights Plan

The Company announced the adoption of a Rights Agreement between Comarco-California and U.S. Stock Transfer Corporation, acting as agent on behalf of the Company’s shareholders, on February 5, 2003. The Rights Agreement is designed to ensure that the Company’s shareholders receive fair and equal treatment in the event of any attempted takeover of the Company, and to guard against partial tender offers, open market accumulations and other tactics designed to gain control of the Company without paying all of the Company’s shareholders a fair price for their shares.

Under the Rights Agreement, Comarco-California distributed one preferred stock purchase right on each outstanding share of Comarco-California’s Common Stock. Each preferred stock purchase right entitles the holder to buy one one-one hundredth of a share (a “Unit”) of Series A Participating Preferred Stock at an exercise price of $75. Each Unit was intended to be the economic equivalent of one share of Comarco-California Common Stock on the distribution date. In the event that any person or group acquires 15% or more of Comarco-California’s outstanding Common Stock, the Rights will become exercisable by persons other than the acquiring persons, unless the Board of Directors has approved the transaction in advance. Prior to the acquisition by a person or group of 15% or more of the outstanding common stock, the Rights are redeemable for $.001 per Right at the option of the Board of Directors. The Rights will expire after ten years.

Upon completion of the Proposed Reincorporation, Comarco-Delaware will assume the Rights Agreement (which will be amended to incorporate technical changes reflecting differences between Delaware and California law) and each share of Common Stock of Comarco-Delaware will have associated with it one “Right”, as provided in such Rights Agreement, with the same provisions and conditions (other than technical changes required because of differences between California and Delaware law) as existed with respect to each “Right” previously associated with a share of Common Stock of Comarco-California.

VOTE REQUIRED

The affirmative vote of a majority of outstanding shares of the Common Stock of Comarco-California is required to approve the Proposed Reincorporation and all related matters.

RECOMMENDATION OF BOARD OF DIRECTORS

The Board of Directors recommends that the shareholders vote FOR the Proposed Reincorporation. Due to the potentially greater indemnification and other protections afforded under Delaware law, the members of the Board of Directors may have interests in the reincorporation that are different from, or in addition to, their interest as the Company’s shareholders generally.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Company’s executive officers, Directors and persons that own more than 10% of the Company’s Common Stock are required to file with the Securities and Exchange Commission reports of ownership and changes in ownership of Common Stock and furnish the Company copies of all such reports. The Company believes that, during the fiscal year ended January 31, 2003, its executive officers, Directors and persons that owned more than 10% of the Company’s Common Stock complied with the Section 16(a) reporting requirements on a timely basis, based on the reports received by the Company or written certification received by the Company from its executive officers and directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the Company’s outstanding Common Stock as of March 31, 2003 by each person or entity known by the Company that owns more than five percent of its outstanding Common Stock, each Director, each executive officer named in the “Summary Compensation Table” included in the “Executive Compensation” below, and all Directors and executive officers of the Company as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Unless otherwise indicated below, the address of each beneficial owner is c/o COMARCO, Inc., 2 Cromwell Drive, Irvine, California. 92618. Unless otherwise indicated below, the Company believes that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.

Name and Address of Beneficial Owner	Office, If Any	Number of Shares Beneficially Owned	Percent Of Class	Notes

Don M. Bailey	Chairman of the Board	265,511	3.8%	(1)

Thomas A. Franza	President and Chief Executive Officer	76,394	*	(2	)(3)

Gerald D. Griffin	Director	75,500	*	(4)

Jeffrey R. Hultman	Director	30,000	*	(5)

Erik van der Kaay	Director	3,125	*	(6)

Daniel R. Lutz	Vice President and Chief Financial Officer	18,165	*	(7)

Directors and Executive Officers As a Group (14 persons)		747,569	10.6%	(8)

COMARCO, Inc. Employee Savings and Retirement Trust		193,035	2.7%	(9)

T. Rowe Price Associates 100 East Pratt Street Baltimore, MD 21202		691,700	9.8. %	(10)

Liberty Wanger Asset Management, L.P. 227 West Monroe Street, Suite 3000 Chicago, IL 60606		1,187,450	16.8%	(11)

Dimensional Fund Advisors, Inc. 1299 Ocean Avenue 11th Floor Santa Monica, CA 90401		569,500	8.1%	(12)

Stadium Capital Management, LLC 430 Cowper St., Suite 200 Palo Alto, CA 94301		1,153,500	16.4%	(13)

* Indicates less than one percent of the outstanding shares of Common Stock.

Notes:

(1)	Includes 208,125 shares that Mr. Bailey has the right to acquire within 60 days after March 31, 2003, by stock option exercise.

(2)	Does not include options to acquire shares in the Company’s subsidiary, Comarco Wireless Technologies, Inc. See section entitled “Stock Options”.

(3)	Includes 76,394 shares that Mr. Franza has the right to acquire within 60 days after March 31, 2003, by stock option exercise. Does not include options to acquire shares in the Company’s subsidiary, Comarco Wireless Technologies, Inc. See section entitled “Stock Options”.

(4)	Includes 67,500 shares that Mr. Griffin has a right to acquire within 60 days after March 31, 2003, by stock option exercise.

(5)	Includes 30,000 shares that Mr. Hultman has a right to acquire within 60 days after March 31, 2003, by stock option exercise.

(6)	Includes 3,125 shares that Mr. van der Kaay has a right to acquire within 60 days after March 31, 2003, by stock option exercise.

(7)	Includes 17,500 shares that Mr. Lutz has a right to acquire within 60 days after March 31, 2003, by stock option exercise.

(8)	Includes an aggregate of 530,394 shares held by the Company’s executive officers and Directors that are subject to options exercisable within 60 days after March 31, 2003.

(9)	Represents shares held in the Employee Savings and Retirement Trust (the “Trust”), of which the Company is the administrator. Under the beneficial ownership rules promulgated by the Securities and Exchange Commission, the Company could be deemed to be a beneficial owner of such shares. All such shares are allocated to the accounts of Plan participants and are subject to and voted in accordance with the direction of the participants. The assets of the Trust are under the trusteeship of Smith Barney Corporate Trust Company. The number of shares listed is as of May 8, 2003.

(10)	Based on a Schedule 13GA (Amendment 10) filed with the Securities and Exchange Commission on February 14, 2003. These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. and T. Rowe Price Small Cap Value Fund, Inc. (“Price Associates”) serve as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, beneficial owner of such securities. The reported ownership data is as of December 31, 2002.

(11)	Based on a Schedule 13GA (Amendment 8) filed with the Securities and Exchange Commission on February 12, 2003 on behalf of Liberty Wanger Asset Management, L.P (WAM). WAM is an investment adviser registered under section 203 of the Investment Advisers Act of 1940. WAM Acquisition GP, Inc. is the general partner of the investment adviser. Included are COMARCO shares held in Liberty Acorn Investment Trust, for which WAM is deemed to be a beneficial owner. The reported ownership data is as of December 31, 2002.

(12)	Based on a Schedule 13G filed with the Securities and Exchange Commission on behalf of Dimensional Fund Advisors, Inc. on February 3, 2003. The reported ownership data is as of December 31, 2002.

(13)	Based on a Schedule 13G filed with the Securities and Exchange Commission on behalf of Stadium Capital Management, LLC on July 26, 2002. The reported ownership data is as of July 26, 2002.

EXECUTIVE COMPENSATION

The Company’s executive compensation structure consists of salaries, cash incentive awards and stock option awards. The Compensation Committee administers this structure. The Company’s CEO recommends compensation levels for the Company’s officers, except for himself, to the Compensation Committee. The Committee reviews these recommendations and approves final compensation levels for these officers. In addition, the Compensation Committee sets the compensation level for the CEO. Incentive compensation is based upon pre-established quantitative goals, typically earnings, profitability, and asset utilization, as well as qualitative goals, such as customer satisfaction.

The information on compensation set forth below is furnished for the fiscal year ended January 31, 2003 for the Chief Executive Officer, and the four most highly compensated executive officers whose cash compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

		Annual Compensation		Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Shares of Common Stock Underlying Options (#)	All Other Compensation ($)(2)
Thomas A. Franza(3) President & Chief Executive Officer	2003 2002 2001	315,000 315,000 300,000	0 239,000 285,000	25,000 25,000 30,000	349,354 8,500 8,500

Daniel R. Lutz (4) Vice President & Chief Financial Officer	2003 2002 2001	157,500 157,500 87,500	110,250 120,000 87,000	0 25,000 15,000	10,000 8,500 0

Sebastian Gutierrez Vice President Comarco Wireless Technologies, Inc.	2003 2002 2001	133,000 213,000 121,000	93,100 50,000 75,000	0 10,000 24,000	10,000 8,500 8,500

Thomas Lanni Vice President Comarco Wireless Technologies, Inc.	2003 2002 2001	139,000 222,000 121,000	0 75,000 100,000	0 10,000 24,000	14,756 5,100 7,366

Peggy L. Vessell (5) Vice President & Corporate Secretary	2003 2002 2001	124,000 124,000 110,000	86,800 74,000 40,000	0 10,000 9,000	9,760 8,500 7,500

Notes:

(1)	“Salary” includes commissions as well as base salary and compensation deferred during the current year.

(2)	“All Other Compensation” consists of the Company’s matching contributions to its 401K plan and vacation payout.

(3)	Mr. Franza has an agreement with the Company providing that, if he is terminated or constructively terminated following a change in control of the Company, then he is entitled to $725,000 cash compensation.

(4)	Mr. Lutz has an agreement with the Company providing that, if he is terminated or constructively terminated following a change in control of the Company, then he is entitled to $250,000 cash compensation.

(5)	Ms. Vessell has an agreement with the Company providing that, if she is terminated or constructively terminated following a change in control of the Company, then she is entitled to $125,000 cash compensation.

STOCK OPTIONS

The following tables set forth for each person named in the executive compensation table above, information concerning (i) options granted by the Company during the fiscal year ended January 31, 2003 and (ii) information concerning fiscal year end option values. No Options were exercised by such persons during the fiscal year ended January 31, 2003.

OPTION GRANTS FOR FISCAL YEAR ENDED January 31, 2003

Name	Options Granted(1)	Percent of Total Options Granted to Employees	Exercise Price(2)	Expiration Date (3)	Potential Realizable Value at Assumed Rates of Price Appreciation for Option Term (4)
					5%	10%
Thomas A. Franza	25,000	48%	$7.65	6/19/12	$120,276	$304,803

Notes:

(1)	The options vest in equal annual increments of 25% over the four-year period following their date of grant.

(2)	Represents the fair market value of an underlying share of Common Stock on the date of grant.

(3)	All options terminate ninety days after termination of employment other than by reason of death or disability.

(4)	esents the potential realizable value assuming the stated rates of price appreciation compounded annually for the entire ten-year term, with the aggregate exercise price deducted from the final appreciated value. Such annual rates of appreciation are for illustrative purposes only, are based on requirements of the Securities and Exchange Commission, and do not reflect the Company’s estimate of future stock appreciation. No assurance can be given that such rates of appreciation, or any appreciation, will be achieved.

OPTION EXERCISES AND VALUES FOR FISCAL YEAR ENDED January 31, 2003

Name	Shares Acquired on Exercise	Value Realized	Number of Options		Value of Options (1)
			Vested	Unvested	Vested	Unvested
Thomas A. Franza(2)	0	N/A	68,894	66,250	$0	$0
Sebastian Gutierrez	0	N/A	20,500	19,500	$0	$0
Thomas Lanni	0	N/A	17,500	19,500	$0	$0
Daniel R. Lutz	0	N/A	13,750	26,250	$0	$0
Peggy L. Vessell	0	N/A	9,250	12,000	$0	$0

(1)	These values are calculated using the January 31, 2003 closing price of Common Stock on the Nasdaq National Market of $6.97 per share, less the exercise price of the options, multiplied by the number of shares to which the options relate.

(2)	Mr. Franza has been granted options to purchase 76,000 shares of common stock of one of the Company’s subsidiaries, Comarco Wireless Technologies, Inc., under its stock option plan. All of the options are fully vested. Based on an appraisal as of January 31, 2003, the shares underlying the vested options are valued at $769,120.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of March 31, 2003 with respect to shares of Common Stock that may be issued under the Company’s existing equity compensation plans.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans excluding securities reflected (in column (a))
Equity compensation plans approved by securities holders	850,270	$13.21	223,437	(1)

Equity compensation plans not approved by security holders	0	N/A	0

Total	850,270	$13.21	223,437

(1) Consists of Employee Stock Option Plan and Director Stock Option Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To: The Board of Directors

As members of the Compensation Committee, it is our duty to approve and administer compensation programs involving the Company’s senior executives. Compensation may include a base salary, a variable incentive bonus, and stock options.

The Committee adheres to the following philosophy regarding compensation of the Company’s executive officers:

•	to provide competitive total pay opportunities in order to attract, retain, and motivate high quality executive talent critical to the Company’s success;

•	to pay for performance through a compensation mix that emphasizes competitive cash incentives and merit-based salary increases and de-emphasizes entitlements and perquisites;

•	to create a mutuality of interest between executives and shareholders through a stock option program; and

•	to focus the executive’s attention on overall corporate objectives as well as the executive’s specific operational objectives.

Compensation is designed to fall in the median to high range of that paid to comparable executives in other similarly sized and like industry corporations. The Committee also considers the performance of its competitors and general economic market conditions. The Committee’s policies with respect to each of these elements, including the basis for the compensation paid and awarded to Mr. Franza, the Company’s President and CEO during fiscal year 2003, are described below. While the elements of compensation are considered separately, the Committee takes into account the total compensation package afforded by the Company to the individual.

Base Salaries

Base pay is baseline cash compensation and is determined by the competitive market and individual performance. Base pay for each executive officer is established each year based on a salary range, which corresponds to the executive officer’s job responsibilities and overall job performance.

Concerning Mr. Franza, the Company’s President and CEO, the Committee took into account a comparison of base salaries of chief executive officers of the other companies contained in a national salary survey. It also considered the Company’s success in meeting several financial goals, including return on capital employed and earnings per share, and the assessment of Mr. Franza’s individual performance, including his progress on the execution of long-term strategies to enhance shareholder value. Consistent with these criteria, Mr. Franza received a salary of $315,000 in the fiscal year ended January 31, 2003.

Incentive Compensation

The Company’s officers and other key employees are eligible for annual cash incentive compensation, based upon individual and corporate performance goals that are established at the beginning of each fiscal year. Corporate performance consists primarily of the financial results and new business development achieved by the Company for such fiscal year.

The Committee takes into account a number of criteria in determining Mr. Franza’s annual incentive compensation, which include financial indicators such as net income and earnings per share. In addition, Mr. Franza’s role in positioning the Company for sustainable long-term growth is considered. Goals for determining Mr. Franza’s annual incentive compensation are set at the beginning of each fiscal year. The Committee determined to award Mr. Franza annual incentive compensation of $0 for the last fiscal year.

Stock Options

Stock options are designed to align the interests of the Company’s executives with those of its shareholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the Company. The sizes of the option awards are entirely at the discretion of the Committee. The Committee takes into account the total compensation offered to its executives when considering the number of options awarded each year.

Stock option awards to officers and employees were made in the last fiscal year based upon the criteria described above. The awards to the Company’s CEO, CFO and the other four most highly compensated executive officers are shown in the preceding section entitled “Stock Options”.

The Compensation Committee continuously reviews the Company’s executive compensation policies and plans to determine if revisions may be necessary due to Section 162 of the Internal Revenue Code of 1986, which limits the deductibility of compensation paid to certain executives to $1 million. It is the current policy of the Compensation Committee to preserve, to the extent reasonably possible, the Company’s ability to obtain a corporate tax deduction for compensation paid to executive officers of the Company to the extent consistent with the best interests of the Company and its shareholders.

Submitted by the Committee:

Erik van der Kaay, Chairman

Gerald D. Griffin

Jeffrey R. Hultman

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee served as an officer or employee of the Company or its subsidiaries during the last fiscal year.

The Company did not engage in any transactions that required disclosure under Item 404 of Regulation S-K during the last fiscal year.

There were no compensation committee interlocks with other companies within the meaning of the Securities and Exchange Commission’s rules during the last fiscal year.

PERFORMANCE COMPARISON

The following table and graph show a comparison of total shareholder returns for COMARCO’s Common Stock, the Russell 2000 Composite Stock Index and a peer group of companies discussed below (the “Peer Group”). The presentation assumes $100 was invested on January 31, 1997 in COMARCO Common Stock, the Russell 2000 Composite Stock Index, and the Common Stock of the Peer Group.

As a result of the many mergers and acquisitions taking place in the wireless, telecommunications industry, the Peer Group was modified in 2001 to reflect the changes in the market. The Peer Group consists of six companies of similar business focus as COMARCO. The returns of each company within the Peer Group have been averaged assuming an equal dollar investment in each company at the beginning of the time period or at the time they became publicly traded. Dividends paid by those peer companies that pay dividends are assumed to be reinvested at the end of the ex-dividend month without any transaction cost.

The Peer Group consists of LLC International, Inc., Agilent Technologies, Inc., Wireless Facilities, Inc., Allen Telecom, Inc., LM Ericsson Telephone Co. and Ascom. As shown on the following graph, an investment of $100 in COMARCO Common Stock on January 31, 1997 would be worth $57 as of January 31, 2003. For the five-year period ending January 31, 2003, the total cumulative loss for holders of COMARCO Common Stock amounted to 53.27% of the equivalent of –9.93% per year compounded annually. By comparison, $100 invested in the Peer Group composite would be worth $24 as of January 31, 2003. For the five-year period ending January 31, 2003, the total cumulative return for the Peer Group composite was –75.30% or the equivalent of –24.39% compounded annually.

The following graph depicts the relative performance of COMARCO in relation to the Peer Group and to the Russell 2000 Stock Index for the periods indicated.

	01/31/1997	01/31/1998	01/31/1999	01/31/2000	01/31/2001	01/31/2002	01/31/2003
COMARCO	$100	$121	$129	$136	$149	$92	$57
Peer Group	$100	$97	$89	$192	$178	$55	$24
Russell 2000 Index	$100	$118	$118	$139	$145	$139	$109

EXECUTIVE OFFICERS

The following table sets forth information concerning the executive officers (who are not Directors) of the Company and its principal subsidiary, Comarco Wireless Technologies, Inc. at May 8, 2003.

Name	Age	Capacity

Patricia Cobb	46	Vice President, Comarco Wireless Technologies, Inc.

Sebastian E. Gutierrez	41	Vice President, Comarco Wireless Technologies, Inc.

Thomas W. Lanni	50	Vice President, Comarco Wireless Technologies, Inc.

Daniel R. Lutz	39	Vice President and Chief Financial Officer, COMARCO, Inc.

Gregory Maton	55	Sr. Vice President, Comarco Wireless Technologies, Inc

Peggy L. Vessell	58	Vice President, Comarco Wireless Technologies, Inc. and Corporate Secretary, COMARCO, Inc.

Ms. Cobb joined Comarco Wireless Technologies as Vice President of Operations in January 2001. Before joining Comarco, Ms. Cobb was Vice President of Operations for MGE UPS systems, a global provider of power quality solutions. She also provided key leadership in various management positions throughout Square D Company in quality, engineering, manufacturing and after-sales service (1980-1993).

Mr. Gutierrez joined Comarco Wireless Technologies in 1996 as Director of Business Development and was promoted to Vice President of the Company’s Call Box Division in 1998. Before joining COMARCO, he spent eight years at Pacific Bell (1987 – 1996) working in various management positions as a member of their Accelerated Management Program. He also held engineering positions at TRW’s Space and Technology Division (1984 – 1987).

Mr. Lanni joined Comarco in 1994, working on the development of the company’s ChargeSource technology and is currently the Vice President and General Manager of the Company’s Power Division. Mr. Lanni has over 20 years experience in power systems technology.

Mr. Lutz joined the Company as Vice President and Chief Financial Officer in June 2000. He also serves as Vice President and Chief Financial Officer of Comarco Wireless Technologies, Inc. Before joining the Company, Mr. Lutz was Vice President of Sunstone Hotel Investors, Inc., formerly a publicly traded real estate investment trust. Prior to Sunstone, Mr. Lutz was a manager with Ernst & Young LLP. He is also a Certified Public Accountant in the state of California.

Mr. Maton joined Comarco Wireless Technologies as Sr. Vice President of Wireless Test Solutions in October 2002. Before joining the Company Mr. Maton was Chief Operating Officer for Racal Instruments Ltd. Between 1988 and 2002 prior to being Chief Operating Officer, Mr. Maton was Executive Board Director, Executive Vice President, Business Director, and Sales & Marketing Director. Prior to Racal, Mr. Maton held various management positions at Marconi Instruments Ltd. (l969 – 1988).

Ms. Vessell has been with the Company since 1987. Ms. Vessell has served as Vice President of Administration for CWT since 2000 and became the Corporate Secretary in 2001. Between l995 and 2000 as Director of Administration she oversaw CWT’s Health and Welfare Programs and Employee Relations. Before joining CWT she spent nine years at COMARCO, Inc. in various Accounting and Human Resource positions.

AUDIT COMMITTEE REPORT

The Board of Directors has established an Audit Committee comprised of three of the Company’s outside directors. The Board of Directors believes that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. (“NASD”) that governs audit committee composition, including the requirement that audit committee members be “independent directors” as that term is defined by NASD Rule 4200 (a)(14). In accordance with the written charter of the Audit Committee adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for management oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of COMARCO, Inc.

It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. In performing their oversight responsibility, members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and with and without management present, discussed and reviewed the results of the independent auditors’ examination of the Company’s financial statements. The Committee received from the independent auditors the written disclosure and letter required by Independence Standards Board Standard No. 1 and discussed with the independent auditors, their independence.

The Committee reviewed the audited financial statements of COMARCO, Inc. as of and for the year ended January 31, 2003, with management and independent auditors. Management has the responsibility for the preparation of the financial statements and the independent auditors have the responsibility for the examination of those statements.

Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that COMARCO, Inc.’s financial statements be included in its Annual Report on Form 10-K for the year ended January 31, 2003, for filing with the Securities and Exchange Commission.

The Audit Committee has considered whether the provision by KPMG LLP of non-audit services is compatible with maintaining the independence of KPMG LLP, as the Company’s principal accounting firm, and has determined that the provision of the non-audit services is compatible with the firm’s independence.

Submitted by the Audit Committee

Gerald D. Griffin, Chairman

Erik H. van der Kaay, Member

Jeffrey A. Hultman, Member

Audit Fees

Fees To Independent Auditors

Audit Fees

The aggregate fees incurred and payable to KPMG LLP for professional services rendered in connection with the audit and quarterly review of our financial statements of during fiscal year 2003 and 2002 were approximately $169,500 and $133,000 respectively.

Audit Related Fees

The aggregate fees incurred and payable to KPMG LLP for professional services rendered in connection with the audit of the financial statements of our Employee Benefits Plan and statutory audit of our foreign branch during fiscal year 2003 and 2002 were approximately $23,600 and $11,000, respectively.

Tax Fees

The aggregate fees incurred and payable to KPMG LLP for professional services during fiscal year 2003 and 2002 in connection with tax advice or tax planning were approximately $103,700 and $157,700, respectively

All Other Fees

No other fees were paid to KPMG LLP during fiscal years 2003 and 2002.

The Audit Committee pre-approved in writing 100% of the professional services rendered by KPMG LLP and the fees incurred in connection therewith described above. The Company plans to establish a written policy consistent with the Audit Committee’s past practices to require the Audit Committee to pre-approve all audit and permissible non-audit services provided by the independent auditors.

SELECTION OF AUDITORS

KPMG LLP has been selected as the Company’s independent certified public accountants for the fiscal year ending January 31, 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS FOR SUBMISSION AT 2004 ANNUAL MEETING

If a shareholder desires to submit a proposal at the Company’s 2004 Annual Meeting to be included in the proxy statement for that meeting, such proposal must be received by the Secretary in writing at the Company’s corporate office no later thanFebruary 24, 2004. The proposal must also comply with applicable regulations in order to be included in the Proxy Statement for that meeting. If a shareholder notifies the Company in writing prior to April 12, 2004, that he or she intends to present a proposal at the Company’s 2004 Annual Meeting, the proxy-holders designated by the Board of Directors may exercise their discretionary voting authority with regard to the shareholder’s proposal only if the Company’s proxy statement discloses the nature of the shareholder’s proposal and the proxyholder’s intentions with respect to the proposal. If the stockholder does not notify the Company by such date, the proxyholders may exercise their discretionary voting authority with respect to the proposal without such discussion in the proxy statement.

INCORPORATION BY REFERENCE

The rules of the Securities and Exchange Commission, or SEC, allow the Company to “incorporate by reference” certain information into this proxy statement, which means that the Company can disclose important information to you by referring you to another document the Company is providing to you. This proxy statement incorporates by reference the consolidated financial statements and the not related thereto in our Annual Report and Form l0-K for the year ended January 31, 2003, a copy of which is being furnished to you with this proxy statement. The Form l0-K contains, among other things, financial information regarding the Company and a discussion of developments in the Company’s business for the year ended January 3l, 2003. Copies of all documents incorporated by reference may be obtained by written request to the Company at the address set forth in this proxy statement.

OTHER MATTERS

The Board of Directors of the Company does not know of any matter to be acted upon at the meeting other than the matters described above. If other matters properly come before the meeting, the holders of the proxies will vote on such matters in accordance with their judgment.

The Company’s 2003 Annual Report to Shareholders is enclosed with this Proxy Statement.

IN ORDER TO AVOID ADDED EXPENSE OR ADDITIONAL SOLICITATION OF PROXIES, YOU ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED.

BY ORDER OF THE BOARD OF DIRECTORS

Peggy L. Vessell, Secretary

May 28, 2003

APPENDIX A

PROPOSED FORM OF AGREEMENT AND PLAN OF MERGER

OF COMARCO, INC., A CALIFORNIA CORPORATION

AND COMARCO, INC., A DELAWARE CORPORATION

THIS AGREEMENT AND PLAN OF MERGER dated as of             , 2003, (the “Agreement”) is between Comarco, Inc., a California corporation (“Comarco-California”) and Comarco, Inc., a Delaware corporation (“Comarco-Delaware”). Comarco-California and Comarco-Delaware are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

A. Comarco-California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital stock of 43,705,000 shares, 33,705,000 of which are designated “Common Stock”, no par value, and 10,000,000 of which are designated “Preferred Stock”, no par value. As of             , 2003,              shares of Common Stock were issued and outstanding and no shares of Preferred Stock were issued and outstanding.

B. Comarco-Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital stock of 43,705,000 shares, 33,705,000 of which are designated “Common Stock”, no par value, and 10,000,000 of which are designated “Preferred Stock”, no par value. As of             , 2003, 1,000 shares of Common Stock were issued and outstanding, all of which were held by Comarco-California.

C. The Board of Directors of Comarco-California has determined that, for the purpose of effecting the reincorporation of Comarco-California in the State of Delaware, it is advisable and in the best interests of Comarco-California that Comarco-California merge with and into Comarco-Delaware upon the terms and conditions herein provided.

D. The respective Boards of Directors of Comarco-California and Comarco-Delaware have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective shareholders and sole stockholder, and executed by the undersigned officers.

E. Comarco-Delaware is a wholly-owned subsidiary of Comarco-California.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Comarco-California and Comarco-Delaware hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I

MERGER

1.1 MERGER. In accordance with the provisions of this Agreement, the California General Corporation Law and the Delaware General Corporation Law, Comarco-California shall be merged with and into Comarco-Delaware (the “Merger”), the separate existence of Comarco-California shall cease and Comarco-Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation”, and the name of the Surviving Corporation shall be Comarco, Inc.

1.2 FILING AND EFFECTIVENESS. The Merger shall become effective when the following actions shall have been completed:

(a) This Agreement and the Merger shall have been adopted and approved by the board of directors and/or the stockholders of each Constituent Corporation in accordance with the requirements of the California General Corporation Law and the Delaware General Corporation Law;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

(c) An executed Certificate of Ownership and Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law and Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware, and the Secretary of State of the State of California, respectively.

The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

1.3 EFFECT OF THE MERGER. Upon the Effective Date of the Merger, the separate existence of Comarco-California shall cease and Comarco-Delaware, as the Surviving Corporation (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Comarco-California’s Board of Directors, (iii) shall succeed, without other transfer or action on the part of any other party, to all of the assets, rights, powers and property of Comarco-California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Comarco-Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer or other action on the part of any other party, to all of the debts, liabilities and obligations of Comarco-California in the same manner as if Comarco-Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

II

CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

2.1 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation of Comarco-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.2 BYLAWS. The Bylaws of Comarco-Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

2.3 DIRECTORS AND OFFICERS. The directors and officers of Comarco-Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III

MANNER OF CONVERSION OF STOCK;ETC

3.1 COMARCO-CALIFORNIA COMMON STOCK. Upon the Effective Date of the Merger, each share of Comarco-California Common Stock, no par value, issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and non-assessable share of Common Stock, no par value, of the Surviving Corporation.

3.2 COMARCO-CALIFORNIA DIRECTOR AND EMPLOYEE STOCK PROGRAMS.

(a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option and related plans and all other employee benefit plans of Comarco-California. Each outstanding and unexercised option or other right to purchase the Common Stock of Comarco-California shall become an option or right to purchase the Surviving Corporation’s Common Stock on the basis of one (1) share of the Surviving Corporation’s Common Stock for each share of Comarco-California Common Stock issuable pursuant to any such option or related right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Comarco-California option or related right at the Effective Date of the Merger.

(b) One (1) share of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and related rights equal to the number of shares of Comarco-California Common Stock so reserved immediately prior to the Effective Date of the Merger.

3.3 RIGHTS AGREEMENT. Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the Comarco-California Rights Agreement, dated February 5, 2003, between Comarco-California and U.S. Stock Transfer Corporation and each outstanding share of Common Stock of Comarco-Delaware shall carry and be associated with a “Right” under said agreement to the same extent and with the same terms and conditions as associated with shares of Common Stock of Comarco-California prior to the Merger, subject to such amendments as may be required to conform to Delaware law.

3.4 COMARCO-DELAWARE COMMON STOCK. Upon the Effective Date of the Merger, each share of Common Stock of Comarco-Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Comarco-Delaware, the holder of such shares or any other person, be cancelled and returned to the status of authorized but unissued shares.

3.5 EXCHANGE OF CERTIFICATES. Each outstanding certificate representing shares of Comarco-California Common Stock prior to the Merger shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Common Stock, into which such shares of Comarco-California Common Stock were converted in the Merger, and unless requested by the Surviving Corporation, no exchange of certificates shall be necessary. The Board of Directors of the Surviving Corporation shall have the discretion to request each holder of an outstanding certificate representing shares of Comarco-California Common Stock to surrender the same for cancellation to an exchange agent, whose name will be delivered to holders prior to any requested exchange (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefore a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock, into which the surrendered shares were converted as herein provided.

The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any such outstanding certificate shall, unless and until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Comarco-California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

If any certificate for shares of the Surviving Corporation’s stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Surviving Corporation that such tax has been paid or is not payable.

IV

GENERAL

4.1 FURTHER ASSURANCES. From time to time, as and when required by Comarco-Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Comarco-California such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Comarco-Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Comarco-California and otherwise to carry out the purposes of this Agreement, and the officers and directors of

Comarco-Delaware are fully authorized in the name and on behalf of Comarco-California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

4.2 ABANDONMENT. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Comarco-Delaware or of Comarco-California, or of both, notwithstanding the approval of this Agreement by the shareholders of Comarco-California or by the sole stockholder of Comarco-Delaware, or by both.

4.3 AMENDMENT. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretary of State of the State of Delaware and California; provided, that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger, or (3) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

4.4 GOVERNING LAW. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporations Code.

4.5 COUNTERPARTS. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

4.6 APPROVAL OF COMARCO-CALIFORNIA AS SOLE SHAREHOLDER OF COMARCO-DELAWARE. By its execution and delivery of this Agreement, Comarco-California, as sole stockholder of Comarco-Delaware, consents to, approves and adopts this Agreement and approves the Merger. Comarco-California agrees to execute such further instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and the Merger as the sole stockholder of Comarco-Delaware.

IN WITNESS WHEREOF, this Agreement, having first been approved by the resolutions of the Board of Directors of Comarco, Inc., a California Corporation, and Comarco, Inc., a Delaware Corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

COMARCO, INC., a California corporation

By:
Name: Title:
ATTEST:

Name: Title:
COMARCO, INC., a Delaware corporation

By:
Name: Title:
ATTEST:

Name: Title:

Exhibit 2

FORM OF

CERTIFICATE OF INCORPORATION

OF

COMARCO MERGER SUB

I.

The name of the corporation is Comarco Merger Sub (the “Corporation”).

II.

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801. The name and address of the Corporation’s registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle 19801.

III.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the General Corporation Law of the State of Delaware.

IV.

The total number of shares of stock which the Corporation shall have authority to issue is Forty-Three Million Seven Hundred Five Thousand (43,705,000), consisting of Thirty-Three Million Seven Hundred Five Thousand (33,705,000) shares of common stock (“Common Stock”), without par value, and Ten Million (10,000,000) shares of preferred stock (“Preferred Stock”), without par value.

The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article IV, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

(a) The number of shares constituting that series and the distinctive designation of that series;

(b) The dividend rate on the shares of that series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(c) Whether that series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(d) Whether that series shall have conversion privileges, including provision for adjustment of the conversion rate in such events as the Board shall determine;

(e) Whether or not the shares of that series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

(f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

(g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

(h) Any other relative rights, preferences and limitations of that series.

V.

The business and affairs of the Corporation shall be managed by and under the direction of the Board of Directors. The exact number of directors of the Corporation shall be fixed by or in the manner provided in the Bylaws of the Corporation (the “Bylaws”).

VI.

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, repeal, rescind, alter or amend in any respect the Bylaws, and to confer in the Bylaws powers and authorities upon the directors of the Corporation in addition to the powers and authorities expressly conferred upon them by statute.

VII.

The Bylaws of the Corporation may be adopted, repealed, rescinded, altered or amended in any respect by the stockholders of the Corporation, but in the case of Article II, Sections 2.11 and 2.12 and Article III Section 3.13 of the Bylaws, only by the affirmative vote of the holders of not less than sixty-six and two-thirds (66 2/3%) percent of the voting power of all outstanding shares of capital stock entitled to vote thereon, regardless of class and voting together as a single class.

VIII.

2

Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual meeting or special meeting of stockholders of the Corporation and the power of stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied. Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws may provide. Special meetings of the stockholders may be called by a majority of the Board of Directors, the Chairman of the Board, or the President of the Corporation.

IX

The books of the Corporation may be kept (subject to any provision of applicable law) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws.

X.

The Corporation reserves the right to adopt, repeal, rescind, alter or amend in any respect any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by applicable law, and all rights conferred on stockholders herein are granted subject to this reservation. The provisions set forth in this Article X and in Articles VII and VIII hereof may not be repealed, rescinded, altered or amended in any respect, and no other provision may be adopted which impairs in any respect the operation or effect of any such provision, except by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the voting power of all outstanding shares entitled to vote thereon, regardless of class and voting together as a single class.

XI.

Unless and except to the extent that the Bylaws of the Corporation shall so require, the election of directors of the Corporation need not be by written ballot.

XII.

A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, to the fullest extent permitted by law, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, as the same exists or hereafter may be amended or (iv) for any transaction from which the director derived an improper benefit. If the Delaware General Corporation Law hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended Delaware General Corporation Law. No amendment to or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

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XIII.

The name and mailing address of the incorporator of the Corporation are as follows:

Peggy L. Vessel

Comarco, Inc.

2 Cromwell Drive

Irvine, California 92618

I, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this Certificate of Incorporation, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this              day of May, 2003.

Peggy L. Vessel, Secretary

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FORM OF

BYLAWS

COMARCO, INC.

i

ii

BYLAWS

OF

COMARCO, INC.

A DELAWARE CORPORATION

ARTRICLE I

Offices

Section 1.1    Registered Office.  The registered office of Comarco, Inc. (the “Corporation”) in the State of Delaware shall be at 1209 Orange Street, in the City of Wilmington, County of New Castle, and the name of the registered agent at that address shall be The Corporation Trust Company.

Section 1.2    Principal Executive Office.  The principal executive office of the Corporation shall be located at such place within or outside of the State of Delaware as the board of directors of the Corporation (the “Board of Directors”) from time to time shall designate.

Section 1.3    Other Offices.  The Corporation may also have an office or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require. The Board of Directors may change any office from one location to another or eliminate any office or offices.

ARTICLE II

Stockholders

Section 2.1    Annual Meetings.  An annual meeting of stockholders shall be held for the election of directors at such date, time and place, either within or without the State of Delaware, as may be designated by the Board of Directors from time to time. An annual meeting of the stockholders shall be held within 180 days following the end of the fiscal year of the Corporation at a date and time designated by the Board of Directors. In the absence of any such designation, stockholders’ meetings shall be held at the principal executive office of the Corporation. Any other proper business may be transacted at the annual meeting.

Section 2.2    Special Meetings.  Special meetings of stockholders may be called at any time by the Board of Directors, the Chairman of the Board or the President. Special meetings may not be called by any other person or persons. Each special meeting shall be held at such date and time as is requested by the person or persons calling the meeting, within the limits fixed by law.

Section 2.3    Notice of Meetings.  Whenver stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. An affidavit of the secretary or an assistant secretary of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 2.4    Adjournments.  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 2.5    Quorum.  At each meeting of stockholders, except where otherwise provided by law, the Certificate of Incorporation or these Bylaws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 2.4 of these Bylaws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including, but not limited to, its own stock, held by it in a fiduciary capacity.

Section 2.6    Organization.  Meetings of stockholders shall be presided over by the Chief Executive Officer, if any, or in his absence by the Chairman of the Board or, in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.7    Voting; Proxies.  Unless otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by him which has voting power upon the matter in question. If the Certificate of Incorporation provides for more or less than one vote for any share

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on any matter, every reference in these Bylaws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. A stockholder may vote the shares owned of record by him either in person or by proxy executed in writing (which shall include writings sent by telex, telegraph, cable, facsimile transmission or other means of electronic transmission) by the stockholder himself or his duly authorized attorney-in-fact; provided, however, that any such telex, telegram, cablegram, facsimile transmission or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telex, telegram, cablegram, facsimile transmission or other means of electronic transmission was authorized by the stockholder. If it is determined that such telexes, telegrams, cablegrams, facsimile transmissions or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to the foregoing sentences of this Section 2.7 may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission. Execution of the proxy may be accomplished by the stockholder or his authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless required by Section 2.10 of these Bylaws or unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine.

Section 2.8    Fixing Date for Determination of Stockholders of Record.  In order that the Corporation may determine the stockholders entitled to notice of, or to vote, at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of, or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting (to the extent such action by the stockholders is permitted by these Bylaws) when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A

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determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 2.9    List of Stockholders Entitled to Vote.  The Secretary shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 2.10    Inspectors of Election.  Before any meeting of stockholders, the Board of Directors may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If the Corporation has a class of voting stock that is (1) listed on a national securities exchange, (2) authorized for quotation on an inter-dealer quotation system of a registered national securities exchange, or (3) held of record by more than 2,000 stockholders, the Board of Directors shall, in advance of any meeting of stockholders, appoint one or more inspectors other than nominees for office to act at the meeting. If no inspectors of election are appointed, the chairman of the meeting may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one or three. If inspectors are appointed at a meeting on the request of one or more stockholders or proxies, the holders of a majority of shares or other proxies present at the meeting shall determine whether one or three inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment by the Board of Directors before the meeting, or by the meeting chairman at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability.

The duties of these inspectors shall be as follows: (i) ascertain the number of shares outstanding and the voting power of each; (ii) determine the shares represented at a meeting and the validity of proxies and ballots; (iii) count all votes and ballots; (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and (v) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto shall be accepted by the inspectors after the closing of the polls.

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Except as otherwise required by applicable law, in determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in accordance with Section 2.7 hereof, ballots and the regular books and records of the Corporation.

Section 2.11    No Action by Written Consent.  Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual meeting or special meeting of the stockholders of the Corporation and the power of the stockholders to consent in writing, without a meeting, to the taking of any action is specifically denied.

Section 2.12    Notice of Stockholder Business.  At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the Secretary must have received written notice not less than 60 or more than 90 days prior to the meeting. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section.

Section 2.13    Votes Required.  A majority of the votes cast in person or by proxy at a duly called meeting of stockholders, at which a quorum is present, shall be required to take or authorize action upon any matter (other than the election of directors) which may properly come before the meeting, unless the vote of a greater or different number thereof is required by statute, by the rights of any authorized class or series of stock or by the Certificate of Incorporation. Directors shall be elected by a plurality of the votes cast in person or by proxy at the meeting and entitled to vote on the election of directors.

ARTICLE III

Board of Directors

Section 3.1    Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation.

Section 3.21    Number of Directors.  Subject to the rights of the holders of any series of preferred stock, or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors under specified circumstances, the Board of Directors shall consist of one or

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more members, the members thereof to be determined from time to time by resolution of the Board of Directors. The authorized number of directors shall be no less than three. Directors need not be stockholders.

Section 3.3    Election and Term of Office.  Each director shall hold office until the annual meeting of stockholders next succeeding his election and until his successor is elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent directors. Any director may resign at any time upon written notice to the Corporation.

Section 3.4    Vacancies and Additional Directorships.  Subject to the rights of the holders of any series of preferred stock, or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors under specified circumstances, newly created directorships resulting from any increase in the number of directors and any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though such majority is less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall, if elected to fill a vacancy, hold office for the remainder of the full term of the departed director and, if elected to a newly created directorship, hold office until the next annual meeting of stockholders, and, in either case, until such director’s successor shall have been elected and qualified.

Section 3.5    Regular Meetings.  Regular meetings of the Board of Directors may be held at such places within or without the State of Delaware and at such times as the Board of Directors may from time to time determine and, if so determined, notice thereof need not be given.

Section 3.6    Special Meetings.  Special meetings of the Board of Directors may be held at any time or place within or without the State of Delaware whenever called by the Chairman of the Board, if any, by the President, or by any director. Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 3.7    Telephonic Meetings Permitted.  Members of the Board of Directors, or any committee thereof, as the case may be, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Bylaw shall constitute presence in person at such meeting.

Section 3.8    Quorum; Vote Required for Action.  At all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the Certificate of Incorporation or these Bylaws shall require a vote of a greater number. In case at any meeting of the Board of Directors a quorum shall not be present, the members of the Board of Directors present may adjourn the meeting from time to time until a quorum shall attend.

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Section 3.9    Organization.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the Chief Executive Officer, or in his absence, by the President, or in their absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 3.10    Action by Directors Without a Meeting.  Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

Section 3.11    Compensation of Directors.  The Board of Directors shall have the authority to fix the compensation of directors. No such payments shall preclude any director from serving the Corporation in any other capacity and receiving compensation in any manner therefor.

Section 3.12    Removal.  Subject to the rights of the holders of any series of preferred stock, or any other series or class of stock as set forth in the Certificate of Incorporation to elect directors under specified circumstances, subject to the provisions of the Certificate of Incorporation, any director may be removed from office at any time, either with or without cause, by the affirmative vote of the stockholders having a majority of the voting power of the Corporation given at a special meeting of the stockholders called for the purpose.

Section 3.13    Nomination of Director.  A nomination for director by a stockholder shall be accepted, and votes cast for a proposed nominee shall be counted by the inspector of election, only if the Secretary has received notice of the stockholders’ intention to make such nomination not less than 60 nor more than 90 days prior to the meeting of which directors are to be elected. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to serving as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation’s books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder.

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ARTICLE IV

Committees

Section 4.1    Committees.  The Board of Directors may, by resolution passed by a majority of the Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these Bylaws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 4.2    Committee Rules.  Unless the Board of Directors otherwise provides, each committee designated by the Board of Directors may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board of Directors or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article III of these Bylaws.

ARTICLE V

Officers

Section 5.1    Officers; Election.  As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a Chief Executive Officer, a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board. The Board of Directors may also elect one or more Executive Vice Presidents, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer or Chief Financial Officer and one or more Assistant Treasurers or Assistant Chief Financial Officers and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

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Section 5.2    Subordinate Officers.  The Board of Directors may appoint by resolution, and may empower the Chief Executive Officer, if there be such an officer, or the President, to appoint such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are determined from time to time by resolution of the Board or, in the absence of any such determination, as are provided in these Bylaws. Any appointment of an officer shall be evidenced by a written instrument filed with the Secretary of the Corporation and maintained with the corporate records.

Section 5.3    Term of Office; Resignation; Removal; Vacancies.  Except as otherwise provided in a resolution of the Board of Directors electing any officer subject to the ability of the Board of Directors to remove officers as set forth herein, each officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election, and until his successor is elected and qualified or until his earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board of Directors may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 5.4    Powers and Duties.  The officers of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these Bylaws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Secretary shall have the duty to record the proceedings of the meetings of stockholders, the Board of Directors and any committees in a book to be kept for that purpose and shall have custody of the corporate seal of the Corporation with the authority to affix such seal to any instrument requiring it. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his duties.

ARTICLE VI

Indemnification of Directors, Officers,

Employees and Other Corporate Agents

Section 6.1    Actions, Suits or Proceedings Other Than Those by or in the Right of the Corporation.  The Corporation shall indemnify, in the manner and to the full extent permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation,

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partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 6.2    Actions, Suits or Proceedings by or in the Right of the Corporation.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or by reason of any action alleged to have been taken or omitted in such capacity against costs, charges and expenses (including attorneys’ fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite adjudication of liability but in view or all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery of the State of Delaware or such other court shall deem proper.

Section 6.3    Expenses Incurred.  To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2 above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 6.4    Determination of Indemnification.  Any indemnification provided under Sections 6.1 and 6.2 above (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct in Sections 6.1 and 6.2 above. Such determination shall be made (1) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (2) if such a quorum is not obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (3) by the stockholders of the Corporation.

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Section 6.5    Advance of Expenses.  Costs and expenses (including attorneys’ fees) incurred by or on behalf of a director, officer, employee or agent in defending or investigating a civil or criminal action, suit, proceeding or investigation may be paid by the Corporation in advance of the final disposition of such matter, if such director, officer, employee or agent shall undertake in writing to repay any such advances in the event that it is ultimately determined that he is not entitled to indemnification.

Section 6.6    Non-exclusivity.  The right of indemnity and advancement of expenses provided herein shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses from the Corporation may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. Any agreement for indemnification of or advancement of expenses to any director, officer, employee or agent or other person may provide rights of indemnification or advancement of expenses which are broader or otherwise different from those set forth herein.

Section 6.7    Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or as a member of any committee or similar body against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article or applicable law.

Section 6.8    Inclusion of Constituent Corporation.  For purposes of this Article VI, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or, surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

Section 6.9    Inclusion of Other Terms.  For purposes of this Article VI, reference to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to “serving at the request of the Corporation” shall include any services as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed

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to have acted in a manner “not opposed to the best interests of the Corporation,” as referred to in this Article VI.

Section 6.10    Continuation of Indemnification.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI may, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and may inure to the benefit of the heirs, executors and administrators of such a person.

ARTICLE VII

Stock

Section 7.1    Certificates.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board, if any, or the Chief Executive Officer, or the President, or a Vice President, and by the Treasurer or Chief Financial Officer or an Assistant Treasurer or Assistant Chief Financial Officer, if any, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by him in the Corporation. Any or all signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 7.2    Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates.  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VIII

Miscellaneous

Section 8.1    Fiscal Year.  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 8.2    Seal.  The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 8.3    Waiver of Notice of Meetings of Stockholders, Directors and Committees.  Whenever notice is required to be given by law or under any provision of the Certificate of

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Incorporation or these Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws. Unless either proper notice of a meeting of the Board of Directors, or any committee thereof, has been given or else the persons entitled thereto have waived such notice (either in writing or by attendance as set forth above), any business transacted at such meeting shall be null and void.

Section 8.4    Form of Records.  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 8.5    Amendment of Bylaws.  These Bylaws may be amended or repealed, and new Bylaws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional Bylaws and may amend or repeal any Bylaw whether or not adopted by them.

Section 8.6    Gender.  Any reference to the masculine gender in these Bylaws shall be construed to mean the feminine gender, as the situation may demand.

Section 8.7    Voting of Stock in Other Corporations.  Any shares of stock in other corporations or associations, which may from time to time be held by the Corporation, may be represented and voted at any of the stockholders’ meetings thereof by the Chief Executive Officer or his designee. The Board of Directors, however, may by resolution appoint some other person or persons to vote such shares, in which case such person or persons shall be entitled to vote such shares upon the production of a certified copy of such resolution.

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CERTIFICATE OF ADOPTION OF BYLAWS

THIS IS TO CERTIFY:

That I am the duly elected, qualified and acting Secretary of Comarco, Inc., a Delaware corporation (the “Corporation”); that the foregoing Bylaws were adopted as the Bylaws of the Corporation pursuant to the Unanimous Written Consent of the Board of Directors of the Corporation dated as of May     , 2003; and that said Bylaws are in full force and effect and have not been modified, rescinded or repealed as of this date.

Executed this      day of May, 2003.

Peggy L. Vessell, Secretary

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COMARCO, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

THE ANNUAL MEETING OF SHAREHOLDERS CALLED FOR JUNE 24, 2003

The undersigned shareholder(s) of COMARCO, Inc. a California corporation, having received the Notice of Annual Meeting of Shareholders and Proxy Statement dated May 28, 2003, hereby appoints Don M. Bailey and Peggy L. Vessell as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent the undersigned at the Annual Meeting of Shareholders of COMARCO, Inc. to be held at the Doubletree Hotel Irvine Spectrum, 90 Pacifica Avenue, Irvine, CA, (949) 471-8609, on June 24, 2003 at 10:00 A.M., local time and at any adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote thereat on all matters set forth below, as described in the accompanying Proxy Statement:

1. ELECTION OF DIRECTORS:	☐ FOR all nominees listed below	☐ WITHHELD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority to vote for an individual nominee, mark the box next to the nominee’s name below. Names not marked will receive a vote FOR)

☐ Don M. Bailey	☐ Thomas A. Franza	☐ Gerald D. Griffin
☐ Jeffrey R. Hultman	☐ Erik H. van der Kaay

2. AUTHORIZATION TO APPROVE A PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE:

☐ For	☐ Against	☐ Abstain

IMPORTANT—PLEASE SIGN ON THE OTHER SIDE

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

In the event the Directors are to be elected by cumulative voting, the Proxies will have the discretion to cumulate votes and to distribute such votes among all nominees (or if authority to vote for any nominee or nominees has been withheld, among the remaining nominees, if any) in whatever manner they deem appropriate.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL OF THE DIRECTORS NOMINATED BY THE BOARD AND FOR THE PROPOSAL TO CHANGE THE COMPANY’S STATE OF INCORPORATION FROM CALIFORNIA TO DELAWARE.

Dated:	, 2003

(Signature)
(Signature)

(Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator trustee or guardian, please set forth your full title. If signer is a corporation, please sign the full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.